DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

DWS Global Thematic VIP

The following information supplements existing disclosure in the section entitled “WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

On January 26, 2010, the Advisor announced its intention to transition members of its Global Equity Team, including members of the fund’s portfolio management team, out of the Advisor into a separate investment advisory firm named Global Thematic Partners, LLC (“Global Thematic Partners”) that will be unaffiliated with the Advisor (the “Separation”). The Separation is expected to be completed during the third quarter of 2010. In order for the fund to continue to access the investment expertise offered by the members of the Global Equity Team following the Separation, the Advisor recommended that the fund’s Board approve a sub–advisory agreement between the Advisor and Global Thematic Partners (the “Sub–Advisory Agreement”). On May 4, 2010, following a review of Global Thematic Partners’ capabilities, the terms of the Separation and Sub–Advisory Agreement, the fund’s Board approved the Sub–Advisory Agreement. This action was taken pursuant to an order the fund and the Advisor requested and received from the Securities and Exchange Commission that permits the Advisor, with the approval of the fund’s Board, to appoint subadvisors that are not affiliated with the Advisor to manage all or a portion of the fund’s assets without the need for a shareholder meeting or vote. The Sub–Advisory Agreement will become effective upon the effective date of the Separation.

Effective upon the Separation, the following disclosure is added to the section entitled “MANAGEMENT” in the summary section of the fund’s prospectus:

Subadvisor

Global Thematic Partners, LLC

Effective upon the Separation, the following disclosure replaces the first paragraph under ”The Investment Advisor” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of each fund’s prospectus:

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

Effective upon the Separation, the following disclosure is added to the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

Subadvisor

Global Thematic Partners, 681 Fifth Avenue, New York, NY 10022, serves as subadvisor to the fund. Global Thematic Partners is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Under the oversight of DIMA and the Board, Global Thematic Partners makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to Global Thematic Partners pursuant to an investment sub–advisory agreement between DIMA and Global Thematic Partners.

Effective upon the Separation, the following disclosure supplements the disclosure contained in the second paragraph under ”Management Fee” in the section entitled ”WHO MANAGES AND OVERSEES THE FUND” of the fund’s prospectus:

A discussion regarding the basis for the Board’s approval of the sub–advisory agreement between the Advisor and Global Thematic Partners will be contained in the shareholder report for the period ending June 30, 2010.

Please Retain This Supplement for Future Reference

June 8, 2010
VS–3637